PLEDGE AND SECURITY AGREEMENT

     This PLEDGE AND SECURITY AGREEMENT ("Agreement") is made as of this 20th day of June, 2000, by FRONTLINE COMMUNICATIONS CORP., a Delaware corporation with an address at One Blue Hill Plaza, Suite 1548, Pearl River, New York (the "Debtor") to DELANET, INC., a Delaware corporation with an address at 262 Quigley Boulevard, New Castle, Delaware 19720 (the "Secured Party").

     1. Purpose. This Agreement is entered into in order to secure an obligation of the Debtor as represented by that certain Promissory Note, dated as of the date hereof, by the Debtor in favor of the Secured Party in the principal amount of $728,600 (the "Promissory Note").

     2. Pledge. As a condition to and to secure the performance of each and every one of the obligations of the Debtor under the Promissory Note (the "Obligations"), the Debtor does hereby grant, pledge, assign, hypothecate and grant a security interest in, in favor of the Secured Party, its successors and assigns, in the property and interest in property, whether now owned or hereafter acquired or existing, and wherever located, listed on Exhibit A hereto (collectively, the "Collateral").

     3. Title. With respect to the Collateral pledged by the Debtor, the Debtor represents and warrants to the Secured Party that: (a) the Debtor is and shall at all times remain the legal and beneficial owner of the Collateral; (b) there is no restriction on the right of the Debtor to pledge the Collateral that has not been satisfied; and (c) this Agreement is a good and valid lien on the Collateral. The Debtor covenants to keep the security interest created by this Agreement a good and valid lien on the Collateral at all times, and shall forever defend the title to the Collateral unto the Secured Party against every person claiming the same or any part thereof

     4. Remedies Under the UCC.

          a. In addition to and cumulative of other remedies granted in this Agreement or under Delaware law, the. Secured Party may, upon the occurrence of any default by the Debtor under the Promissory Note and after the expiration of any applicable cure or grace period (a "Default"), proceed under the Uniform Commercial Code of the State of Delaware (the "Delaware UCC") as to all or any part (as the Secured Party may elect) of the Collateral, and shall have and may exercise with respect to the Collateral all the rights, remedies and powers of a secured party under the Delaware UCC.

          b. The Secured Party, upon a Default, is expressly granted the right, at its option, to transfer at any time to itself the Collateral, or any part or parts thereof as the Secured Party may elect, and to receive the monies, income, proceeds and benefits attributable or accruing thereto, and to hold the same as security for the performance of the Obligations or to apply it in payment of amounts due in connection with the Promissory Note, in such order or manner as the Secured Party may elect. Should the Secured Party elect to exercise its rights under the provisions of this Section as to part of the Collateral, such election shall not preclude the Secured Party from exercising the rights and remedies granted by the other provisions of this Agreement or by law as to the remaining Collateral.

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     5.  No  Further   Encumbrances.   The  Debtor  shall  not  further  pledge,
hypothecate or grant a security interest with respect to all or any part of the Collateral or any interest therein.

     6. Other Security. Upon the occurrence of any Default, the Secured Party shall be entitled to resort to the Collateral and to any other collateral it may have securing the Obligations in such order and manner as it may elect without impairing its lien in or rights to any of such collateral and without affecting the liability of any person.

     7. Cumulative Remedies. All rights and remedies of the Secured Party hereunder and any other security now or hereafter given to secure the Obligations are separate, distinct and cumulative and in addition to the rights and remedies provided by law. The failure of the Secured Party to insist upon the strict performance of any term or provision hereof shall not be deemed a waiver of such term or provision, or of any right or remedy of the Secured Party.

     8. Notices. All notices and other communications by either party hereunder shall be in writing and shall be personally delivered by a courier service providing receipted delivery, transmitted by telecopier, or mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the other party at its address set forth above or at such other address as such other party shall designation by notice. A notice or other communication to a party shall be effective the date of delivery to such address of the party. Any official United States Postal Service or other delivery receipt shall constitute conclusive proof of such delivery.

     9. Attorneys' Fees. In the event the Secured Party retains attorneys for the enforcement of any of the terms, covenants or conditions hereof, the Debtor shall pay on demand all reasonable fees, costs and expenses of such attorneys.

     10. Invalidity. If any term, provision or condition of this Agreement, or the application thereof to any person or circumstance, shall be invalid, illegal or unenforceable in any respect, the remainder of this Agreement shall be construed without such provision and the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, as the case may be, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     11. Amendments. This Agreement may be amended or changed only by a written instrument executed by both the Debtor and the Secured Party.

     12. Satisfaction. Upon the full satisfaction of all Obligations, this Agreement shall automatically terminate.

     13. Governing Law. This Agreement and all issues arising hereunder shall be governed by the internal laws of the State of Delaware.

     14. Counterparts. This Agreement may be signed in counterparts, all of which shall be deemed to be one and same instrument.

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     IN WITNESS  WHEREOF,  the Debtor,  intending to create an instrument  under seal, has duly executed this Agreement as of the day and year first above written.

Witness:                               FRONTLINE COMMUNICATIONS CORP.


                                       By:                             (SEAL)
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Name:                                  Name:
                                       Title:


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